UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 28, 2013

PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (412) 434-3131

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 28, 2013, PPG Industries, Inc. (“PPG”) issued press releases announcing the preliminary results of its exchange offer, commenced December 27, 2012, related to the separation of PPG’s chlor-alkali and derivatives business and the closing of the previously announced merger of Eagle Spinco Inc. (“Eagle Spinco”) and a subsidiary of Georgia Gulf Corporation (“Georgia Gulf”), pursuant to which the Georgia Gulf subsidiary merged with and into Eagle Spinco, with Eagle Spinco surviving as a wholly owned subsidiary of Georgia Gulf. As previously announced, PPG entered into definitive agreements dated as of July 18, 2012 that contemplated the announced transactions. The press releases are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	PPG Industries, Inc. Press Release, dated January 28, 2013.

99.2	PPG Industries, Inc. Press Release, dated January 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
Date: January 28, 2013

	By:	/s/ Charles E. Bunch
	Name:	Charles E. Bunch
	Title:	Chairman and Chief Executive Officer